UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
AMENDMENT TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2005
COMMISSION FILE NUMBER 0-28378
AmREIT
(Name of registrant as specified its charter)

TEXAS	76-0410050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8 GREENWAY PLAZA, SUITE 1000 HOUSTON, TX	77046
(Address of Principal Executive Offices)	(Zip Code)
713-850-1400
(Registrant’s telephone number, including area code)
[N/A]
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Item 9.01. Financial Statements and Exhibits
Purchase and Sale Agreement

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Purchase of The South Bank Retail Center
We previously filed a Form 8-K on September 30, 2005 dated September 26, 2005, with regard to the acquisition of The South Bank, a multi-tenant retail center located on The Riverwalk in San Antonio, Texas, without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only an audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004, is required. We are not aware of any material factors relating to the acquisitions that would cause the reported financial information not to be necessarily indicative of future operating results.
On September 30, 2005, AmREIT acquired The South Bank, a multi-tenant retail center in San Antonio, Texas (the Property), from Midland Real Estate Company, L.P. The Property was acquired for $27.8 million in cash and consists of approximately 47,000 square-feet. As of December 31, 2004, the Property had a weighted average remaining lease term of 5 years and was 87 percent occupied. The Property is located on the San Antonio Riverwalk at the corner of a major downtown intersection and is accessible from both the river and street levels. Tenants on the Property include, among others, Hard Rock Café, Starbucks, Ben & Jerry’s, Harley-Davidson and The County Line. All terms and conditions of the transaction, including the agreement and the consideration paid were negotiated at arms length and there is no relationship between the registrant or any of its affiliates and the seller or any of its affiliates. An audited Historical Summary of Gross Income and Direct Operating Expenses for the Property is submitted in ITEM 9.01 below. Unaudited pro forma condensed consolidated financial information of AmREIT and Subsidiaries and the Property is also submitted in ITEM 9.01 below.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following financial statements, pro forma financial statements and exhibits are filed as part of this report:
(a) Financial statements of The South Bank Retail Center:

1. Report of Independent Auditors

2. Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

3. Notes to Historical Summary of Gross Income and Direct Operating Expenses

(b) Pro Forma Condensed Consolidated Financial Statements (unaudited) of AmREIT and Subsidiaries:

1. Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2005

2. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004
(c) Exhibits:
10.1 Purchase and Sale Agreement between Midland Real Estate Company, L.P. and AmREIT Realty Investment Corporation with related amendments

THE SOUTH BANK RETAIL CENTER
Historical Summary of Gross Income
and Direct Operating Expenses
Year ended December 31, 2004
and nine months ended September 30, 2005 (unaudited)
(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report
The Board of Trust Managers
AmREIT:
We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of The South Bank Retail Center (the Property) for the year ended December 31, 2004. This Historical Summary is the responsibility of AmREIT’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in AmREIT’s Current Report on Form 8-K/A. The presentation is not intended to be a complete presentation of the Property’s income and expenses.
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, as described in Note 2 of The South Bank Retail Center for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
/s/ KPMG LLP
KPMG LLP
Dallas, Texas
December 9, 2005

THE SOUTH BANK RETAIL CENTER
Historical Summary of Gross Income and Direct Operating Expenses
FOR THE YEAR ENDED DECEMBER 31, 2004
AND THE NINE MONTHS ENDED SEPTEMBER 30, 2005

		Nine months
	Year	ended
	ended	September 30,
	December 31,	2005
	2004	(Unaudited)

GROSS INCOME:
Rental income	$1,483,808	$1,012,402
Tenant expense recoveries	486,856	324,605
Other income	—	200

	1,970,664	1,337,207

DIRECT OPERATING EXPENSES:
Operating expenses	287,651	195,116
Property taxes	182,823	136,591
Insurance	56,908	44,978
Other	8,906	834

	536,288	377,519

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$1,434,376	$959,688

THE SOUTH BANK RETAIL CENTER
Notes to Historical Summary of Gross Income
And Direct Operating Expenses
Year ended December 31, 2004
and nine months ended September 30, 2005 (unaudited)
(1)	Business

The South Bank Retail Center (the Property) is located in San Antonio, Texas. The Property consists of 46,673 square feet (unaudited) of existing gross leasable area which was 87% occupied at December 31, 2004. On September 30, 2005, AmREIT acquired the Property for approximately $28 million.

(2)	Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in AmREIT’s filing on Form 8-K/A, and is not intended to be a complete presentation of the Property’s income and expenses. The Historical Summary has been prepared on the accrual basis of accounting. Management of the Property is required to make estimates and assumptions that affect the reported amounts of the income and expenses during the reporting period. Actual results may differ from those estimates.

In the opinion of management, all adjustments necessary for a fair presentation are of a recurring nature and have been made to the accompanying unaudited amounts for the nine months ended September 30, 2005.

(3)	Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as non-cancelable operating leases. The leases include provisions under which the Property is reimbursed for common area maintenance, real estate taxes, and insurance costs. Pursuant to the lease agreements, income related to these reimbursed costs is recognized in the period the applicable costs are incurred. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Contingent rent of $317,393 was earned during the year ended December 31, 2004.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income is recognized for the full period of occupancy on the straight-line basis.

THE SOUTH BANK RETAIL CENTER
Notes to Historical Summary of Gross Income
And Direct Operating Expenses
Year ended December 31, 2004
and nine months ended September 30, 2005 (unaudited)
The weighted average remaining lease term for the Property is 5.0 years at December 31, 2004. Minimum rents to be received from tenants under operating leases, exclusive of tenant expense recoveries, which were $487 thousand for the year ended December 31, 2004 are as follows:

2005	$1,326,611
2006	1,337,928
2007	1,311,688
2008	1,299,068
2009	1,293,868
Thereafter	212,902

Total	$6,782,065

Adjustments to record rental income on the straight-line basis decreased gross income by $61,644 during the year ended December 31, 2004.
Following are the tenants that individually comprised 10% or more of rental income for the year ended December 31, 2004:

Tenant	% of total rental income
Hard Rock Café	25%
Paesano’s	23%
County Line	18%
Howl at the Moon	15%
Included in rental income in the accompanying Historical Summary is $11,000 of lease cancellation fees and expenses related to a tenant who cancelled their lease during 2004. Lease cancellation fees are recognized upon collection of such fees and satisfaction of all terms of termination as set forth in the lease agreements.

(4)	Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, and interest expense are excluded from the accompanying Historical Summary.

AMREIT AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION
(UNAUDITED)
The following pro forma financial statements have been prepared to provide pro forma information with regard to the acquisition of The South Bank Retail Center (“the Property”) which AmREIT (the “Company”) acquired on September 30, 2005.
The Property is a multi-tenant retail center located on the San Antonio Riverwalk in San Antonio, Texas. As of December 31, 2004, the Property consisted of approximately 47 thousand square-feet, had a weighted average remaining lease term of 5.0 years and was 87 percent leased. Tenants on the Property include, among others, Hard Rock Café, Starbucks, Ben & Jerry’s, Harley-Davidson and The County Line.
The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005 (i) combines the historical operations of the Company with the gross income and direct operating expenses of the 2005 property acquisitions for the periods prior to their acquisition and with the gross income and direct operating expenses of the Property and (ii) considers the assumption or issuance of debt, as appropriate, to consummate such acquisitions and (iii) considers the amortization of out-of-market leases, the depreciation of the building (over approximately 40 years), tenant improvements (over the terms of the respective lease agreements) and the amortization of the intangible lease costs based on each acquisition’s preliminary purchase price allocation in accordance with SFAS No. 141, as if these acquisitions had occurred on January 1, 2005.
During June 2005, we completed a secondary offering of our class A common shares (“the Offering”). We issued 2.76 million shares, including the underwriter’s 360,000 share overallotment, at $8.10 per share in such offering. The Offering proceeds were used to fund the acquisition of the Uptown Park shopping center as further discussed in our filing on Form 8-K/A on June 7, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 (i) combines the historical operations of the Company with the gross income and direct operating expenses of the 2004 and 2005 property acquisitions for the periods prior to their acquisition and with the gross income and direct operating expenses of the Property (ii) considers the assumption or issuance of debt, as appropriate, to consummate such acquisitions and (iii) considers the amortization of out-of-market leases, the depreciation of the building (over approximately 40 years), tenant improvements (over the terms of the respective lease agreements) and the amortization of the intangible lease costs based on each acquisition’s preliminary purchase price allocation in accordance with SFAS No. 141, as if these transactions and the Offering had occurred on January 1, 2004.
The unaudited pro forma condensed consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred had the acquisitions been in effect on the dates indicated or which may be obtained in the future. In management’s opinion, all adjustments necessary to reflect the effects of the property acquisitions have been made. These unaudited pro forma statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

AMREIT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(Unaudited)
(in thousands, except per share amounts)

	AmREIT	The South	Other	Pro Forma
	Historical (1)	Bank (2)	Acquisitions (3)	Adjustments	Pro Forma
Revenues
Rental income and earned income	$15,142,904	$1,337,007	$2,293,925	$(197,799) (4)	$18,576,037
Other income	16,045,755	200	4,047	—	16,050,002

Total Revenues	31,188,659	1,337,207	2,297,972	(197,799)	34,626,039

Expenses
General operating and administrative	5,862,352	—	—	—	5,862,352
Property expense	2,771,223	377,519	833,698	—	3,982,440
Depreciation and amortization	3,984,878	—	845,148	605,888 (4)	5,435,914
Other expenses	10,369,174	—	—	—	10,369,174

Total Expenses	22,987,627	377,519	1,678,846	605,888	25,649,880

Operating income	8,201,032	959,688	619,126	(803,687)	8,976,159
Interest expense	(4,767,558)	—	(1,166,290)	—	(5,933,848)
Other (expense) income	(389,949)	—	—	—	(389,949)

Income (loss) before discontinued operations	3,043,525	959,688	(547,164)	803,687	2,652,362

Income from discontinued operations	2,085,289	—	—	—	2,085,289

Net income	$5,128,814	$959,688	$(547,164)	$(803,687)	$4,737,651

Distributions paid to class B and class C shareholders	6,347,852	—	—	—	6,347,852

Net income (loss) available to class A shareholders	$(1,219,038)	$959,688	$(547,164)	$(803,687)	$(1,610,201)

Net income per common share — basic and diluted
Loss before discontinued operations	0.69				0.77
Income from discontinued operations	0.44				0.44

Net income (loss)	0.25				0.34

Weighted average common shares used to compute net income per share, basic and diluted	4,789,745				4,789,745

AmREIT AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(UNAUDITED)
(1) Reflects the historical condensed consolidated statement of operations of the Company for the nine months ended September 30, 2005. Please refer to AmREIT’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2005.
(2) The historical statement of operations for The South Bank acquisition represents the Property’s historical summary of gross income and direct operating expenses for the nine months ended September 30, 2005. Costs such as depreciation and amortization were excluded from the historical summary. See Note 4 below.
(3) The historical statement of operations for the other acquisitions represents the historical summary of gross income and direct operating expenses of the properties we acquired during 2005 for the periods prior to their respective acquisitions. Also included are the pro forma adjustments to reflect these acquisitions as if they occurred at the beginning of the period. See also the separate discussion of the Uptown Park property in our filing on Form 8-K/A on June 7, 2005. This property represents our other significant property acquisition during 2005, and it was acquired from an unrelated third party.
(4) Represents the amortization of below-market leases, the depreciation of the building (over 40 years), site improvements (over 15 years), tenant improvements (over the terms of the respective lease agreements) and the amortization of the intangible assets of the Property based on the purchase price allocation in accordance with SFAS No. 141.

AMREIT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(Unaudited)

			The Offering
	AmREIT	The South	and Other	Pro Forma
	Historical (1)	Bank (2)	Acquisitions (3)	Adjustments	Pro Forma
Revenues
Rental income and earned income	11,807,532	1,970,664	12,465,965	(262,380) (4)	25,981,781
Other income	9,951,248	—	78,402	—	10,029,650

Total Revenues	21,758,780	1,970,664	12,544,367	(262,380)	36,011,431

Expenses
General operating and administrative	5,719,301	—	—	—	5,719,301
Property expense	1,560,790	536,288	4,232,682	—	6,329,760
Depreciation and amortization	2,040,053	—	4,554,191	781,154 (4)	7,375,398
Other expenses	9,270,858	—	—	—	9,270,858

Total Expenses	18,591,002	536,288	8,786,873	781,154	28,695,317

Operating income	3,167,778	1,434,376	3,757,494	(1,043,534)	7,316,114
Interest expense	(3,375,499)	—	(6,013,351)	—	(9,388,850)
Other income (expense)	918,228	—	—	—	918,228

Income (loss) before discontinued operations	710,507	1,434,376	(2,255,857)	(1,043,534)	(1,154,508)

Loss from discontinued operations	(122,520)	—	—	—	(122,520)

Net income (loss)	587,987	1,434,376	(2,255,857)	(1,043,534)	(1,277,028)

Distributions paid to class B and class C shareholders	(4,453,562)	—	—	—	(4,453,562)

Net income (loss) available to class A shareholders	(3,865,575)	1,434,376	(2,255,857)	(1,043,534)	(5,730,590)

Net income per common share — basic and diluted
Loss before discontinued operations	(1.15)				(0.93)
Income from discontinued operations	(0.04)				(0.02)

Net income (loss)	(1.19)				(0.95)

Weighted average common shares used to compute net income per share, basic and diluted	3,251,285	—	2,760,000	—	6,011,285

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

AmREIT AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)
(1) Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2004. Please refer to AmREIT’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.
(2) The historical statement of operations for The South Bank acquisition represents the Property’s historical summary of gross income and direct operating expenses for the year ended December 31, 2004. Costs such as depreciation and amortization were excluded from the historical summary. See Note 4 below.
(3) The historical statement of operations for the other acquisitions represents the historical summary of gross income and direct operating expenses of the properties we acquired during 2004 and 2005 for the periods prior to their respective acquisitions. Also included are the pro forma adjustments to reflect these acquisitions as if they occurred at the beginning of the period. See also the separate discussion of the acquisition of our MacArthur Park property in our filing on Form 8-K/A on March 10, 2005 as well as our acquisitions of the Plaza in the Park and Cinco Ranch properties in our filing on Form 8-K on September 14, 2004 and our acquisition of Uptown Park in our filing on Form 8-K/A on June 7, 2005. These properties represent the significant property acquisitions during 2004 and 2005, and each were acquired from unrelated third parties. Additionally, the issuance of the 2,760,000 shares from the Offering has been reflected as if such offering had occurred on January 1, 2004.
(4) Represents the amortization of out-of-market leases, the depreciation of the building (over 40 years), site improvements (over 15 years), tenant improvements (over the terms of the respective lease agreements) and the amortization of the acquired intangible lease costs of the Property based on the preliminary purchase price allocation in accordance with SFAS No. 141.

SIGNATURE
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
AmREIT

By:	/s/ Chad C. Braun
Chad C. Braun, Chief Financial Officer

Dated: December 12, 2005

Exhibit Index
10.1 Purchase and Sale Agreement between Midland Real Estate Company, L.P. and AmREIT Realty Investment Corporation with related amendments.